UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22424
Global Macro Absolute Return Advantage Portfolio
(formerly, Global Strategies Portfolio)
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 5.3%

		Principal
Security		Amount	Value

Sri Lanka — 0.6%

Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	1,040,000	$1,085,500

Total Sri Lanka (identified cost $1,040,000)			$1,085,500

Turkey — 4.7%

Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	10,868,783	$8,600,459

Total Turkey (identified cost $7,105,212)			$8,600,459

Total Foreign Government Bonds (identified cost $8,145,212)			$9,685,959

Debt Obligations — United States — 28.1%
U.S. Treasury Obligations — 28.1%

		Principal
Security		Amount	Value

U.S. Treasury Bond, 1.375%, 3/15/13		$8,830,000	$9,033,505
U.S. Treasury Bond, 2.625%, 8/15/20(3)		10,030,000	10,042,537
U.S. Treasury Bond, 4.25%, 8/15/15		11,200,000	12,859,000
U.S. Treasury Bond, 4.50%, 2/15/16		8,000,000	9,323,752
U.S. Treasury Bond, 7.125%, 2/15/23		7,040,000	10,038,604

Total U.S. Treasury Obligations
(identified cost $51,132,952)			$51,297,398

Total Debt Obligations — United States
(identified cost $51,132,952)			$51,297,398

Precious Metals — 1.5%

		Troy
Description		Ounces	Value

Gold		2,007	$2,724,801

Total Precious Metals
(identified cost $2,626,551)			$2,724,801

Put Options Purchased — 0.3%

	Number of
	Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	Value

KOSPI 200 Index	27,745	KRW	205	10/13/11	$162,127
KOSPI 200 Index	27,745	KRW	200	10/11/12	306,352

Total Put Options Purchased (identified cost $490,004)					$468,479

Short-Term Investments — 64.1%
Foreign Government Securities — 38.7%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 4.9%

Letras Do Tesouro Nacional, 0.00%, 1/1/11	BRL	15,570	$8,994,658

Total Brazil (identified cost $8,985,952)			$8,994,658

Croatia — 6.5%

Croatia Treasury Bill, 0.00%, 9/8/11	EUR	8,707	$11,837,256

Total Croatia (identified cost $10,759,612)			$11,837,256

Egypt — 11.3%

Egypt Treasury Bill, 0.00%, 11/9/10	EGP	975	$168,484
Egypt Treasury Bill, 0.00%, 12/7/10	EGP	21,050	3,612,792
Egypt Treasury Bill, 0.00%, 12/28/10	EGP	1,700	290,152
Egypt Treasury Bill, 0.00%, 1/25/11	EGP	3,300	559,126
Egypt Treasury Bill, 0.00%, 3/8/11	EGP	21,575	3,614,931
Egypt Treasury Bill, 0.00%, 3/29/11	EGP	7,550	1,257,793
Egypt Treasury Bill, 0.00%, 4/5/11	EGP	12,050	2,003,485
Egypt Treasury Bill, 0.00%, 4/12/11	EGP	5,275	875,322
Egypt Treasury Bill, 0.00%, 4/19/11	EGP	4,600	761,379
Egypt Treasury Bill, 0.00%, 5/31/11	EGP	22,100	3,617,353
Egypt Treasury Bill, 0.00%, 8/30/11	EGP	24,500	3,907,781

Total Egypt (identified cost $20,930,242)			$20,668,598

Indonesia — 0.3%

Indonesia Treasury Bill, 0.00%, 2/10/11	IDR	5,137,000	$566,108

Total Indonesia (identified cost $566,580)			$566,108

See notes to consolidated financial statements

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Israel — 4.2%

Israel Treasury Bill, 0.00%, 3/2/11	ILS	9,250	$2,526,544
Israel Treasury Bill, 0.00%, 6/1/11	ILS	9,304	2,525,938
Israel Treasury Bill, 0.00%, 9/7/11	ILS	9,369	2,526,834

Total Israel (identified cost $7,297,373)			$7,579,316

Malaysia — 7.5%

Malaysia Treasury Bill, 0.00%, 11/9/10	MYR	4,445	$1,427,371
Malaysia Treasury Bill, 0.00%, 1/4/11	MYR	23,938	7,653,544
Malaysia Treasury Bill, 0.00%, 1/6/11	MYR	3,757	1,201,008
Malaysia Treasury Bill, 0.00%, 1/20/11	MYR	4,047	1,292,296
Malaysia Treasury Bill, 0.00%, 1/27/11	MYR	3,525	1,124,986
Malaysia Treasury Bill, 0.00%, 2/10/11	MYR	2,727	869,345

Total Malaysia (identified cost $13,643,503)			$13,568,550

Mexico — 3.8%

Mexico Treasury Bill, 0.00%, 1/13/11	MXN	14,445	$1,159,355
Mexico Treasury Bill, 0.00%, 1/20/11	MXN	43,652	3,501,599
Mexico Treasury Bill, 0.00%, 1/27/11	MXN	28,550	2,287,630

Total Mexico (identified cost $6,884,889)			$6,948,584

South Korea — 0.2%

Korea Monetary Stabilization Bond, 3.07%, 1/28/11	KRW	368,100	$327,609

Total South Korea (identified cost $330,185)			$327,609

Total Foreign Government Securities (identified cost $69,398,336)			$70,490,679

Other Securities — 25.4%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)		$46,393	$46,393,224

Total Other Securities
(identified cost $46,393,224)			$46,393,224

Total Short-Term Investments (identified cost $115,791,560)			$116,883,903

Total Investments — 99.3% (identified cost $178,186,279)			$181,060,540

Other Assets, Less Liabilities — 0.7%			$1,344,064

Net Assets — 100.0%			$182,404,604

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL - Brazilian Real

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

ILS - Israeli Shekel

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

TRY - New Turkish Lira

USD - United States Dollar

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $1,085,500 or 0.6% of the Portfolio’s net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business, August 31, 2010, to October 31, 2010 was $15,481.

See notes to consolidated financial statements

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $131,793,055)	$134,667,316
Affiliated investment, at value (identified cost, $46,393,224)	46,393,224
Cash	50,342
Cash collateral on deposit at broker*	60,555
Foreign currency, at value (identified cost, $14,406)	14,705
Interest receivable	375,887
Interest receivable from affiliated investment	6,406
Receivable for investments sold	87,626
Receivable for variation margin on open financial futures contracts	14,541
Receivable for open forward foreign currency exchange contracts	604,038
Receivable for closed forward foreign currency exchange contracts	861,898
Receivable for open swap contracts	118,616
Premium paid on open swap contracts	2,420,833

Total assets	$185,675,987

Liabilities

Payable for investments purchased	$216,929
Payable for open forward foreign currency exchange contracts	1,235,901
Payable for closed forward foreign currency exchange contracts	205,306
Payable for open swap contracts	1,222,925
Premium received on open swap contracts	169,469
Payable to affiliates:
Investment adviser fee	135,256
Trustees’ fees	540
Accrued expenses	85,057

Total liabilities	$3,271,383

Net Assets applicable to investors’ interest in Portfolio	$182,404,604

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$181,302,270
Net unrealized appreciation	1,102,334

Total	$182,404,604

*	Represents restricted cash on deposit at the broker as collateral for open financial contracts.

Consolidated Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest (net of foreign taxes, $14)	$639,953
Interest allocated from affiliated investment	15,925
Expenses allocated from affiliated investment	(444)

Total investment income	$655,434

Expenses

Investment adviser fee	$235,142
Trustees’ fees and expenses	540
Custodian fee	10,492
Legal and accounting services	81,837
Miscellaneous	19,762

Total expenses	$347,773

Net investment income	$307,661

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$335,640
Investment transactions allocated from affiliated investment	474
Financial futures contracts	29,349
Swap contracts	(53,329)
Foreign currency and forward foreign currency exchange contract transactions	(1,024,739)

Net realized loss	$(712,605)

Change in unrealized appreciation (depreciation) —
Investments	$2,874,261
Financial futures contracts	(33,815)
Swap contracts	(1,104,309)
Foreign currency and forward foreign currency exchange contracts	(633,803)

Net change in unrealized appreciation (depreciation)	$1,102,334

Net realized and unrealized gain	$389,729

Net increase in net assets from operations	$697,390

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See notes to consolidated financial statements

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$307,661
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(712,605)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	1,102,334

Net increase in net assets from operations	$697,390

Capital transactions —
Contributions	$205,056,318
Withdrawals	(23,454,104)

Net increase in net assets from capital transactions	$181,602,214

Net increase in net assets	$182,299,604

Net Assets

At beginning of period	$105,000

At end of period	$182,404,604

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See notes to consolidated financial statements

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Supplementary Data

	Period Ended
Ratios/Supplemental Data	October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses	1.47	%(2)
Net investment income	1.30	%(2)
Portfolio Turnover	7	%(3)

Total Return	0.63	%(3)

Net assets, end of period (000’s omitted)	$182,405

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Annualized.

(3)	Not annualized.

See notes to consolidated financial statements

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio was organized on June 3, 2010 and remained inactive until August 31, 2010 except for matters related to its organization, including the sale of initial interests of $106,000 and the expensing of $5,000 of organization costs, and change in its name from Global Strategies Portfolio. The Portfolio commenced operations on August 31, 2010. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 47.5%, 45.3% and 7.1%, respectively in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $2,763,576 or 1.5% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from August 31, 2010 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the period from the start of business on August 31, 2010 to October 31, 2010, the Portfolio’s investment adviser fee was 1.00% (annualized) of the Portfolio’s average daily net assets and amounted to $235,142.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business on August 31, 2010 to October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the period from the start of business on August 31, 2010 to October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$14,808,566
U.S. Government and Agency Securities	51,228,350

$66,036,916

Sales

Investments (non-U.S. Government)	$3,602,507
U.S. Government and Agency Securities	—

$3,602,507

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$178,284,107

Gross unrealized appreciation	$3,173,860
Gross unrealized depreciation	(397,427)

Net unrealized appreciation	$2,776,433

The net unrealized depreciation on futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2010 on a federal income tax basis was $2,116,147.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/4/10	South African Rand 61,700,000	United States Dollar 8,796,692	Bank of America	$(8,562)
11/5/10	New Zealand Dollar 6,566,700	Australian Dollar 5,000,000	Citigroup Global Markets	(108,921)
11/10/10	Euro 354,000	United States Dollar 494,290	Credit Suisse	1,639
11/10/10	Euro 11,310,000	United States Dollar 15,814,728	Standard Chartered Bank	74,947
11/16/10	Euro 2,838,000	United States Dollar 3,948,410	Bank of America	(869)
11/24/10	Euro 3,430,000	United States Dollar 4,766,078	Standard Chartered Bank	(6,564)
9/8/11	Euro 8,707,000	United States Dollar 11,056,497	Citigroup Global Markets	(998,411)

				$(1,046,741)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/10	Ukraine Hryvna 3,992,500	United States Dollar 500,000	Barclays Bank PLC	$2,201
11/2/10	Ukraine Hryvna 4,389,000	United States Dollar 551,070	Barclays Bank PLC	1,005
11/4/10	Czech Koruna 51,400,000	Euro 2,091,386	Barclays Bank PLC	(6,269)
11/4/10	Polish Zloty 34,400,000	Euro 8,610,548	Barclays Bank PLC	84,376
11/4/10	Taiwan Dollar 91,600,000	United States Dollar 2,942,310	Citigroup Global Markets	49,156
11/8/10	Czech Koruna 29,316,000	Euro 1,197,843	Bank of America	(10,569)
11/8/10	Czech Koruna 23,034,000	Euro 942,703	Barclays Bank PLC	(10,449)
11/12/10	New Turkish Lira 216,316	United States Dollar 151,562	Bank of America	(1,036)
11/15/10	New Turkish Lira 8,300,000	United States Dollar 5,675,408	Standard Chartered Bank	97,231
11/18/10	Ukraine Hryvna 14,901,936	United States Dollar 1,864,490	Credit Suisse	1,829
11/19/10	Norwegian Krone 25,800,000	Euro 3,174,878	Citigroup Global Markets	(16,486)
11/19/10	Swedish Krona 6,630,000	Euro 715,714	Citigroup Global Markets	(3,870)
11/22/10	Indian Rupee 19,700,000	United States Dollar 439,830	Barclays Bank PLC	2,386
11/22/10	Indonesian Rupiah 3,960,000,000	United States Dollar 443,201	Standard Chartered Bank	(702)
11/22/10	South Korean Won 520,000,000	United States Dollar 461,812	Barclays Bank PLC	(34)
11/23/10	Czech Koruna 52,350,000	Euro 2,139,265	Credit Suisse	(19,284)
11/23/10	Ukraine Hryvna 1,600,000	United States Dollar 200,000	Bank of America	113
11/29/10	Indian Rupee 48,400,000	United States Dollar 1,082,774	Barclays Bank PLC	2,635
11/30/10	Chilean Peso 1,154,256,250	United States Dollar 2,326,285	Bank of America	28,343
11/30/10	Chilean Peso 270,000,000	United States Dollar 551,245	Standard Chartered Bank	(458)
11/30/10	Israeli Shekel 4,800,000	United States Dollar 1,311,260	Bank of America	8,477
12/1/10	Israeli Shekel 2,386,000	United States Dollar 662,990	Bank of America	(6,980)
12/2/10	Brazilian Real 700,000	United States Dollar 406,457	Bank of America	2,711
12/2/10	Colombian Peso 3,294,000,000	United States Dollar 1,800,000	Standard Chartered Bank	(9,619)
12/2/10	Czech Koruna 66,500,000	Euro 2,698,653	Barclays Bank PLC	1,688
12/2/10	South Korean Won 5,722,000,000	United States Dollar 5,083,285	Bank of America	(3,836)
12/2/10	Swedish Krona 35,500,000	Euro 3,807,112	Citigroup Global Markets	13,007
12/3/10	New Turkish Lira 4,125,000	United States Dollar 2,852,303	Bank of America	7,766
12/6/10	Czech Koruna 94,000,000	Euro 3,816,639	Standard Chartered Bank	(338)
12/6/10	Indian Rupee 225,190,000	United States Dollar 5,029,931	Credit Suisse	15,496
12/6/10	Indian Rupee 51,300,000	United States Dollar 1,138,229	Standard Chartered Bank	11,157
12/6/10	Indonesian Rupiah 52,440,000,000	United States Dollar 5,863,804	Citigroup Global Markets	(9,084)
12/6/10	South Korean Won 1,005,000,000	United States Dollar 877,959	Bank of America	14,056
12/28/10	Swedish Krona 12,790,000	Euro 1,372,082	Standard Chartered Bank	3,036
1/26/11	Colombian Peso 961,100,000	United States Dollar 527,208	Bank of America	(4,522)
1/26/11	Colombian Peso 718,855,000	United States Dollar 394,325	Barclays Bank PLC	(3,382)
1/26/11	Colombian Peso 840,045,000	United States Dollar 460,047	Credit Suisse	(3,195)
9/2/11	Yuan Renminbi 32,173,000	United States Dollar 4,793,355	Bank of America	167,925
10/12/11	Yuan Renminbi 6,300,000	United States Dollar 962,861	Bank of America	12,517

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

1/31/11	Czech Koruna 22,253,000	Euro 903,217	Credit Suisse	$341
10/22/12	Yuan Renminbi 3,300,000	United States Dollar 524,642	Citigroup Global Markets	(2,241)
10/29/12	Yuan Renminbi 1,970,000	United States Dollar 312,203	Citigroup Global Markets	(220)

				$414,878

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $861,898 and a payable of $205,306.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/10	5 Japan 10-Year Bond	Short	$(8,897,726)	$(8,860,942)	$(36,784)
12/10	10 U.S. 10-Year Treasury Note	Short	(1,265,781)	(1,262,812)	2,969

					$(33,815)

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market
		Amount*	Annual		Annual	Net
Reference		(000’s	Fixed	Termination	Fixed	Unrealized
Entity	Counterparty	omitted)	Rate**	Date	Rate***	Appreciation

Mexico	Citigroup Global Markets	$2,870	1.00%(1)	12/20/10	0.46%	$4,364

South Africa	Bank of America	890	1.00(1)	12/20/15	1.18	550

South Africa	Barclays Bank PLC	2,280	1.00(1)	12/20/15	1.18	4,687

South Africa	Citigroup Global Markets	4,800	1.00(1)	9/20/15	1.15	102,969

South Africa	Credit Suisse	890	1.00(1)	12/20/15	1.18	1,842

						$114,412

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Brazil	Bank of America	$1,217	1.00%(1)	12/20/20	$(18,334)

Brazil	Bank of America	533	1.00(1)	12/20/20	(7,590)

Brazil	Bank of America	280	1.00(1)	12/20/20	(3,538)

Brazil	Barclays Bank PLC	1,430	1.00(1)	12/20/20	(22,803)

Brazil	Citigroup Global Markets	2,400	1.00(1)	9/20/20	(62,654)

Brazil	Citigroup Global Markets	270	1.00(1)	12/20/20	(3,524)

Brazil	Standard Chartered Bank	2,400	1.00(1)	9/20/20	(45,031)

Brazil	Standard Chartered Bank	280	1.00(1)	12/20/20	(3,655)

Philippines	Bank of America	2,000	1.00(1)	12/20/15	1,525

Philippines	Citigroup Global Markets	6,600	1.00(1)	9/20/15	(103,211)

Russia	Bank of America	1,980	1.00(1)	12/20/20	(17,704)

Russia	Barclays Bank PLC	990	1.00(1)	12/20/20	(8,073)

South Africa	Bank of America	890	1.00(1)	12/20/20	(3,479)

South Africa	Barclays Bank PLC	2,280	1.00(1)	12/20/20	(8,581)

South Africa	Citigroup Global Markets	4,800	1.00(1)	9/20/20	(148,540)

South Africa	Credit Suisse	890	1.00(1)	12/20/20	(5,676)

Spain	Bank of America	2,400	1.00(1)	9/20/20	(46,006)

Spain	Barclays Bank PLC	2,421	1.00(1)	9/20/20	(13,382)

Spain	Barclays Bank PLC	3,900	1.00(1)	12/20/20	(48,309)

Spain	Barclays Bank PLC	1,100	1.00(1)	12/20/20	(11,489)

Thailand	Standard Chartered Bank	3,300	1.00(1)	9/20/15	(64,065)

iTraxx Europe Subordinated Financials 5-Year Index	Bank of America	EUR 1,000	1.00(1)	12/20/15	977

iTraxx Europe Subordinated Financials 5-Year Index	Citigroup Global Markets	EUR 400	1.00(1)	12/20/15	136

iTraxx Europe Subordinated Financials 5-Year Index	Credit Suisse	EUR 1,015	1.00(1)	12/20/15	1,566

					$(641,440)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $11,730,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency
	Received)	Delivered)				Net
	(000’s	(000’s	Floating	Fixed	Termination	Unrealized
Counterparty	omitted)	omitted)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 10,951	$7,200	3-Month USD-LIBOR-BBA	8.23%	9/03/20	$(577,281)

$(577,281)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio enters into options on an equity index to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into cross-currency swap contracts. The Portfolio also purchases and sells U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $1,892,913. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,271,588 at October 31, 2010.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,053,031, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $661,478. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $771,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

	Fair Value
			Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$468,479	$—	$—
Net unrealized appreciation	—	—	—	2,969	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	1,465,936	—
Receivable for open swap contracts	118,616	—	—	—

Total Asset Derivatives	$118,616	$468,479	$1,465,936	$2,969

Net unrealized appreciation	$—	$—	$—	$(36,784	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(1,441,207)	—
Payable for open swap contracts	(645,644)	—	—	(577,281)

Total Liability Derivatives	$(645,644)	$—	$(1,441,207)	$(614,065)

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the period from the start of business on August 31, 2010 to October 31, 2010 was as follows:

			Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$—	$29,349
Swap contracts	(57,628)	—	—	4,299
Foreign currency and forward foreign currency exchange contract transactions	—	—	(807,482)	—

Total	$(57,628)	$—	$(807,482)	$33,648

Change in unrealized appreciation (depreciation) —
Investments	$—	$(21,525)	$—	$—
Financial futures contracts	—	—	—	(33,815)
Swap contracts	(527,028)	—	—	(577,281)
Foreign currency and forward foreign currency exchange contracts	—	—	(631,863)	—

Total	$(527,028)	$(21,525)	$(631,863)	$(611,096)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the period from the start of business on August 31, 2010 to October 31, 2010, which are indicative of the volume of these derivative types, were approximately $10,874,000, $145,214,000 and $47,311,000, respectively.

The average number of purchased option contracts outstanding during the period from the start of business on August 31, 2010 to October 31, 2010, which is indicative of the volume of this derivative type, was approximately 13,200,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period from the start of business on August 31, 2010 to October 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$9,685,959	$—	$9,685,959
U.S. Treasury Obligations	—	51,297,398	—	51,297,398
Precious Metals	2,724,801	—	—	2,724,801
Put Options Purchased	—	468,479	—	468,479
Short-Term — Foreign Government Securities	—	70,490,679	—	70,490,679
Short-Term — Other Securities	—	46,393,224	—	46,393,224

Total Investments	$2,724,801	$178,335,739	$—	$181,060,540

Forward Foreign Currency Exchange Contracts	$—	$1,465,936	$—	$1,465,936
Swap Contracts	—	118,616	—	118,616
Futures Contracts	2,969	—	—	2,969

Total	$2,727,770	$179,920,291	$—	$182,648,061

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,441,207)	$—	$(1,441,207)
Swap Contracts	—	(1,222,925)	—	(1,222,925)
Futures Contracts	(36,784)	—	—	(36,784)

Total	$(36,784)	$(2,664,132)	$—	$(2,700,916)

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio (formerly Global Strategies Portfolio):
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio (formerly Global Strategies Portfolio) and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated supplementary data for the period from the start of business, August 31, 2010, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2010, and the results of their operations, the changes in their net assets, and the supplementary data for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2010

Eaton Vance Global Macro Absolute Return Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on August 9, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust, with Eaton Vance Management (“EVM”) and the investment advisory agreement of Global Macro Absolute Return Advantage Portfolio (the “Portfolio”) with Boston Management and Research (“BMR”). EVM and BMR are sometimes each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolio. EVM and BMR are affiliates. The Board reviewed information furnished with respect to the Fund and the Portfolio for the June 7, 2010 and August 9, 2010 meetings as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the Portfolio and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund and the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s and the Portfolio’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;
•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by the Adviser and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and
•	The terms of the investment advisory and administrative agreement of the Fund and the investment advisory agreement of the Portfolio.

Eaton Vance Global Macro Absolute Return Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the investment advisory and administrative agreement of the Fund with EVM and the investment advisory agreement of the Portfolio with BMR, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory and administrative agreement for the Fund and the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund and the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Portfolio by BMR.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to the Fund and the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement of the Fund and the investment advisory agreement of the Portfolio.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be payable by the Fund and the Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Fund’s estimated expense ratio for a one-year period. The Board noted that the Portfolio has established a wholly-owned subsidiary for the primary purpose of investing in commodity-related investments. The subsidiary is managed by BMR pursuant to a separate investment advisory contract that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided to the Fund and the Portfolio by the Adviser, the Board concluded with respect to the Fund and the Portfolio that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio. The Board considered the level of profits expected to be realized

Eaton Vance Global Macro Absolute Return Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to share such benefits equitably.

Eaton Vance Global Macro Absolute Return Advantage Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust since 2007, of the Portfolio since 2010 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2010	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Global Macro Absolute Return Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Of the Trust since 2007 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Eaton Vance Global Macro Absolute Return Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Of the Trust since 2009 and of the Portfolio since 2010	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust since 2007 and of the Portfolio since 2010; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser of Global Macro Absolute Return Advantage Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Macro Absolute Return Advantage Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

4836-12/10	GMARADVSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from the commencement of operations on August 31, 2010 to October 31, 2010, by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Period Ended	10/31/10
Audit Fees	$43,000
Audit-Related Fees(1)	$0
Tax Fees(2)	$26,500
All Other Fees(3)	$900

Total	$70,400

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Years Ended	10/31/10
Registrant*	$27,400
Eaton Vance(1)	$278,901

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

*	Registrant commenced operations on 8/31/2010.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Macro Absolute Return Advantage Portfolio
By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date: December 22, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 22, 2010

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date: December 22, 2010